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                  GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 1, 2002
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      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of General California Municipal Bond Fund, Inc. (the "Fund"), dated February 1, 2002, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call toll free 1-800-645-6561.


      The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS


                                                                          PAGE

Description of the Fund....................................................B-2
Management of the Fund.....................................................B-16
Management Arrangements....................................................B-20
How to Buy Shares..........................................................B-22
Service Plan...............................................................B-24
Shareholder Services Plan..................................................B-25
How to Redeem Shares.......................................................B-26
Shareholder Services.......................................................B-29
Determination of Net Asset Value...........................................B-32
Dividends, Distributions and Taxes.........................................B-33
Portfolio Transactions.....................................................B-35
Performance Information....................................................B-36
Information About the Fund.................................................B-38
Counsel and Independent Auditors...........................................B-39
Appendix A.................................................................B-40
Appendix B.................................................................B-59



(PAGE)


                             DESCRIPTION OF THE FUND

     The Fund is a Maryland corporation formed on August 18, 1989. The Fund is an open-end management investment company, known as a municipal bond fund.

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

CERTAIN PORTFOLIO SECURITIES

     The following information supplements and should be read in conjunction with the Fund's Prospectus.


     CALIFORNIA MUNICIPAL BONDS. As a fundamental policy, the Fund normally invests at least 80% of its net assets (including borrowings for investment purposes) in debt securities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and State of California personal income taxes (collectively, "California Municipal Bonds"). To the extent acceptable California Municipal Bonds are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State of California income tax. California Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. California Municipal Bonds are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. California Municipal Bonds include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. California Municipal Bonds bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain California Municipal Bonds are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related California Municipal Bonds and purchased and sold separately.

     The yields on California Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the California Municipal Bonds market, size of a particular offering, maturity of the obligation and rating of the issue.

     California Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). The Fund may invest without limitation in such California Municipal Bonds if the Manager determines that their purchase is consistent with the Fund's investment objective.

CERTAIN TAX EXEMPT OBLIGATIONS. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of California Municipal Bonds.

TAX EXEMPT PARTICIPATION INTERESTS. The Fund may purchase from financial institutions participation interests in obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

     Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with California Municipal Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers;
(3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant.

TENDER OPTION BONDS. The Fund may purchase tender option bonds. A tender option bond is an obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying obligation and for other reasons.

     The Fund will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

CUSTODIAL RECEIPTS. The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying obligations and generally is at a level comparable to that of an obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of an obligation of comparable quality and maturity, which would increase the volatility of the Fund's net asset value. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

STAND-BY COMMITMENTS. The Fund may acquire "stand-by commitments" with respect to the securities held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. The Fund also may acquire call options on specific obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related obligation redeeming, or other holder of the call option from calling away, the obligation before maturity. The sale by the Fund of a call option that it owns on a specific obligation could result in the receipt of taxable income by the Fund.

RATINGS OF MUNICIPAL OBLIGATIONS. The Fund will invest at least 65% of the value of its net assets in securities which, in the case of bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch IBCA, Duff & Phelps ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). The Fund may invest up to 35% of the value of its net assets in securities which, in the case of bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by a Rating Agency. The Fund also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 65% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.

     The average distribution of investments (at value) by ratings for the fiscal year ended September 30, 2001, computed on a monthly basis, was as follows:

        .                                                        Percentage of
    FITCH        OR        MOODY'S         OR     S&P                VALUE
-------------             -------                 ---             -------------

      AAA                  Aaa                    AAA             45.9%
      AA                   Aa                     AA              11.1%
      A                    A                      A               15.9%
      BBB                  Baa                    BBB             15.0%
      BB                   Ba                     BB               2.3%
      F-1+/F-1             VMIG1/MIG1, P-1        SP-1+/SP-1, A-1  2.6%
      NOT RATED            NOT RATED              NOT RATED        7.2%*
                                                                  ------
                                                                 100.0%
_______________________

* Included in the Not Rated category are securities comprising 7.2% of the Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (0.9%), A/A (.5%), Baa/BBB (3.4%) and Ba/BB (2.4%).

      Subsequent to its purchase by the Fund, an issue of rated obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such obligations by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the obligations. To the extent that the ratings given by a Rating Agency for obligations may change as a result of changes in such organization or its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

      TAXABLE INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. When the Fund has adopted a temporary defensive position, including when acceptable California Municipal Bonds are unavailable for investment by the Fund, in excess of 35% of the Fund's net assets may be invested in securities that are not exempt from California personal income taxes. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

      ZERO COUPON, PAY-IN-KIND AND STEP-UP SECURITIES. The Fund may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind bonds which are debt securities that generally pay interest through the issuance of additional bonds; and step-up coupon bonds which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile than the market prices of securities that pay cash interest periodically and are likely to respond to a greater degree to changes in interest rates than other securities having similar maturities and credit qualities. Unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investments. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Dividends, Distributions and Taxes."

      ILLIQUID SECURITIES. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

INVESTMENT TECHNIQUES

      The following information supplements and should be read in conjunction with the Fund's Prospectus. The Fund's use of certain of the investment techniques described below may give rise to taxable income.

      DERIVATIVES. The Fund may invest in, or enter into, derivatives, such as options and futures, and options on futures contracts, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

      If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

      Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

FUTURES TRANSACTIONS--IN GENERAL. The Fund may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

      Successful use of futures and options with respect thereto by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

OPTIONS--IN GENERAL. The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

      A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

      Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

      FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

      LENDING PORTFOLIO SECURITIES. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker", a part of the interest earned from the investment of collateral received for securities loaned.

      BORROWING MONEY. The Fund is permitted to borrow to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

      FORWARD COMMITMENTS. The Fund may purchase securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

      Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e. appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

CERTAIN INVESTMENT CONSIDERATIONS AND RISKS

      INVESTING IN MUNICIPAL SECURITIES. The Fund may invest more than 25% of the value of its total assets in securities which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a municipal bond fund that does not follow this practice.

     Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of municipal obligations may reduce the volume of municipal securities qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the California Municipal Bonds available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of California Municipal Bonds for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal security as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

     INVESTING IN CALIFORNIA MUNICIPAL BONDS. Since the Fund is concentrated in securities issued by California or entities within California, an investment in the Fund may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the Fund's investment in California Municipal Bonds. You should review "Appendix A" which sets forth certain factors that could affect investments in California Municipal Bonds.

      LOWER RATED BONDS. The Fund may invest up to 35% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated below investment grade by the Rating Agencies (commonly known as junk bonds). They may be subject to greater risks and market fluctuations than certain lower yielding, higher rated securities. See "Appendix B" for a general description of the Rating Agencies' ratings of municipal obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

      You should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

      Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Manager's judgment may play a greater role in valuation.

      These bonds may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that any economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.

      The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with the Distributor or any other persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, pay-in-kind bonds and step-up bonds, in which the Fund may invest up to 5% of its total assets. In addition to the risks associated with the credit rating of the issuers, the market prices of the securities may be very volatile during the period no interest is paid.

      SIMULTANEOUS INVESTMENTS. Investment decisions for the Fund are made independently from those of other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

INVESTMENT RESTRICTIONS

     The Fund's investment objective, and its policy to normally invest at least 80% of its net assets, (plus any borrowings for investment purposes), in California Municipal Bonds, are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 9 as fundamental policies. Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:

            1. Purchase securities other than municipal obligations and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus and Statement of Additional Information.

            2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). Transactions in futures and options do not involve any borrowings for purposes of this restriction.

            3. Sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in futures, including those relating to indices, and options on futures contracts or indices.

            4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of municipal obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

            5. Purchase, hold or deal in real estate, real estate investment trust securities or oil and gas interests, but the Fund may invest in municipal obligations secured by real estate or interests therein.

            6. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to indices, and options on futures contracts or indices, as described in the Fund's Prospectus and Statement of Additional Information.

            7. Lend any funds or other assets, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

            8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of municipal obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

            9. Purchase securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

            10. Pledge, mortgage, hypothecate, or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings, and except to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to futures contracts, including those relating to indices, and options on futures contracts or indices.

            11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

      In addition, the Fund will not issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 2, 3, 6 and 10 may be deemed to give rise to a senior security.

      For purposes of Investment Restriction No. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

      If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.


                             MANAGEMENT OF THE FUND


      The Fund's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:


      The Dreyfus Corporation.....................Investment Adviser
      Dreyfus Service Corporation.................Distributor
      Dreyfus Transfer, Inc.......................Transfer Agent
      The Bank of New York........................Custodian

      Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

BOARD MEMBERS OF THE FUND

JOSEPH S. DIMARTINO, CHAIRMAN OF THE BOARD. Since January 1995, Chairman of the
     Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association; PlanVista Corporation (formerly, HealthPlan Services Corporation), a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc., (formerly, Belding Heminway, Inc.), a button packager and distributor, Century Business Services, Inc., a provider of various outsourcing functions for small and medium size companies; The Newark Group, a privately held company providing a national network of paper recovery facilities, paperboard mills and paperboard converting plants; and QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport. Prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of the Distributor. From August 1994 to December 31, 1994, he was a director of Mellon Financial Corporation. He is 58 years old and his address is 200 Park Avenue, New York, New York 10166.

CLIFFORD L. ALEXANDER, JR., BOARD MEMBER. Since 1981, President of Alexander &
     Associates, Inc., a management consulting firm, and since October 2000, Chairman of the Board of Moody's Corporation. From October 1999 through September 2000, he was Chairman of the Board and Chief Executive Officer, and from February 1993 through September 1999, he was a director of The Dun and Bradstreet Corporation. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, IMS Health, a service provider of marketing information and information technology, WorldCom and Mutual of America Life Insurance Company. He is 68 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.

PEGGYC. DAVIS, BOARD MEMBER. Shad Professor of Law, New York University School of Law. Professor Davis has been a member of the New York University law faculty since 1983. Prior to that time, she served for three years as a judge in the courts of New York State; was engaged for eight years in the practice of law, working in both corporate and non-profit sectors; and served for two years as a criminal justice administrator in the government of the City of New York. She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and law, legal process and professional methodology and training. She is 58 years old and her address is c/o New York University School of Law, 40 Washington Square South, New York, New York 10012.

ERNEST KAFKA, BOARD MEMBER. A physician engaged in private practice specializing in the psychoanalysis of adults and adolescents. Since 1981, he has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions. He is Associate Clinical Professor of Psychiatry at Cornell Medical School. For more than the past five years, Dr. Kafka has held numerous administrative positions and has published many articles on subjects in the field of psychoanalysis. He is 69 years old and his address is 23 East 92nd Street, New York, New York 10128.

NATHAN LEVENTHAL, BOARD MEMBER. Since November 1997, Chairman of the
     Avery-Fisher Artist Program. From March 1984 until December 2000, he was President of Lincoln Center for the Performing Arts, Inc. Mr. Leventhal was Deputy Mayor for Operations of New York City from September 1979 until March 1984 and Commissioner of the Department of Housing Preservation and Development of New York City from February 1978 to September 1979. Mr. Leventhal was an associate and then a member of the New York law firm of Poletti Freidin Prashker Feldman and Gartner from 1974 to 1978. He was Commissioner of Rent and Housing Maintenance for New York City from 1972 to 1973. Mr. Leventhal served as Chairman of Citizens Union, an organization which strives to reform and modernize city and state government from June 1994 until June 1997. He is 58 years old and his address is 70 Lincoln Center Plaza, New York, New York 10023-6583.

      The Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board.

      Currently, the Fund pays its Board members its allocated portion of an annual retainer of $50,000 and a per meeting fee of $6,500 (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and 14 other funds (comprised of 26 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended September 30, 2001, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation)* for the year ended December 31, 2001, pursuant to the compensation schedule then in effect, are set forth below:

                                                              Total Compensation
                                             Aggregate        From Fund and Fund
Name of Board                            Compensation from    Complex Paid to
    Member                                    Fund**          Board Member

Joseph S. DiMartino                          $1,498            $810,313 (190)

Peggy C. Davis                               $1,196            $ 83,000  (28)


Clifford L. Alexander, Jr.                   $1,196            $129,000  (49)


Ernest Kafka                                 $1,106            $ 76,500  (28)

Saul B. Klaman***                            $2,262            $ 34,375  (28)

Nathan Leventhal                             $1,196            $ 83,000  (28)

---------------------
* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.
** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,127 for all Board members as a group.
***  Emeritus Board member as of January 18, 2000.

OFFICERS OF THE FUND


STEPHEN E. CANTER, PRESIDENT. Chairman of the Board, Chief Executive Officer and
     Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old.


MARK N. JACOBS, VICE PRESIDENT. Executive Vice President, Secretary and General
     Counsel of the Manager, and an officer of 94 investment companies (comprised of 196 portfolios) managed by the Manager. He is 55 years old.


JAMES WINDELS, TREASURER. Director - Mutual Fund Accounting of the Manager, and an officer of 94 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old.


KENNETH SANDGREN, ASSISTANT TREASURER. Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old.

STEVEN F. NEWMAN, SECRETARY. Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old.


MICHAEL A. ROSENBERG, ASSISTANT SECRETARY. Associate General Counsel of the
     Manager, and an officer of 94 investment companies (comprised of 96 portfolios) managed by the Manager. He is 42 years old.


JANETTE E. FARRAGHER, ASSISTANT SECRETARY. Associate General Counsel of the
     Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 39 years old.

GREGORY S. GRUBER, ASSISTANT SECRETARY. Senior Accounting Manager-Municipal Bond
     Funds of the Manager, and an officer of 31 investment companies (comprised of 60 portfolios) managed by the Manager. He is 42 years old.

      The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

      The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on January 4, 2002.

     The following entity is known by the Fund to be the holder of record of 5% or more of the Fund's shares outstanding on January 4, 2002: Charles Schwab & Co., Inc., Reinvest Account, 101 Montgomery Street, San Francisco, CA 94104-4122
- owned of record 6.6467% of shares.


                             MANAGEMENT ARRANGEMENTS

      INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

      The Manager provides management services pursuant to the Management Agreement (the "Agreement") between the Fund and the Manager. The Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of the Manager: Stephen
E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Thomas F. Eggers, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; Lawrence S. Kash, Vice Chairman; Michael G. Millard, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Diane P. Durnin, Senior Vice President; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Steven G. Elliott, David F. Lamere, Martin G. McGuinn, Richard W. Sabo and Richard F. Syron, directors.

      The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Jill C. Shaffro, Scott Sprauer, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

      The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics, and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

      All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation: taxes, interest, loan commitment fees, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holder of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses.

      The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

      As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.60% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before payment of dividends to shareholders. For the fiscal years ended September 30, 1999, 2000 and 2001, the management fees paid by the Fund amounted to $1,706,478, $1,431,240 and $1,470,006, respectively.

      The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

      The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

      DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

      TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9263, Boston, Massachusetts 02205-8501, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

      The Bank of New York (the "Custodian"), 15 Broad Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.


                                HOW TO BUY SHARES

      GENERAL. Fund shares may be purchased through the Distributor or certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals, such as investment advisers, accountants and estate planning firms (collectively, "Service Agents") that have entered into service agreements with the Distributor. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans. The Fund reserves the right to reject any purchase order.

      The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.

      Fund shares also are offered without regard to the minimum initial investment REQUIREMENTS THROUGH DREYFUS-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

      Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

      Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for regular business. For purposes of computing net asset value per share, options and futures will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. For information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."

      DREYFUS TELETRANSFER PRIVILEGE. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

      DREYFUS TELETRANSFER purchase orders may be made at any time. Purchase orders received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the New York Stock Exchange are open for regular business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase ORDER. TO QUALIFY TO USE THE DREYFUS TELETRANSFER Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem SHARES--DREYFUS TELETRANSFER Privilege."

      REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                                  SERVICE PLAN

      Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted, but not implemented, such a plan (the "Service Plan") pursuant to which the Fund would pay the Distributor for distributing the Fund's shares, for servicing shareholder accounts and for advertising and marketing relating to the Fund, at an aggregate annual rate of 0.25% of the value of the Fund's average daily net assets. The Fund's Board believes that there is a reasonable likelihood that the Plan may benefit the Fund and its shareholders.

      The Distributor may pay one or more Service Agents a fee in respect of Fund shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. The Distributor will determine the amount if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are to be made. The fees payable under the Service Plan would be payable without regard to actual expenses incurred.

      The Fund is permitted to bear the costs of preparing and printing prospectuses and statements of additional information used for regulatory purposes and for distribution to existing shareholders. Under the Service Plan, the Fund is permitted to bear (a) the costs of preparing, printing and distributing prospectuses and statements of additional information used for other purposes and (b) the costs associated with implementing and operating the Service Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the Fund the greater of $100,000 or 0.005% of the value of the Fund's average daily net assets for such fiscal year. Each item for which a payment may be made under the Service Plan may constitute an expense of distributing Fund shares as the Securities and Exchange Commission construes such term under the Rule.

      A quarterly report of the amounts expended under the Service Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Service Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Service Plan without shareholder approval and that other material amendments of the Service Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940
Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Service Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Service Plan and the related service agreements are subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Service Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any of the related service agreements or by vote of a majority of the Fund's shares.

      Management of the Fund currently does not intend to implement the Service Plan and will only do so if prior written notice is given to shareholders.


                            SHAREHOLDER SERVICES PLAN

      The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

      A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan.

      For the fiscal year ended September 30, 2001, the Fund was charged $109,460 pursuant to the Shareholder Services Plan.


                              HOW TO REDEEM SHARES

      GENERAL. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER Privilege or through DREYFUS-AUTOMATIC Asset Builder(R) and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER Privilege, for a period of eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.


      REDEMPTION FEE. The Fund will deduct a redemption fee equal to 0.10% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 30 days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund. For the fiscal year ended September 30, 2001, the Fund retained $680 in redemption fees.

      No redemption fee will be charged on the redemption or exchange of shares
(i) through the Fund's Checkwriting Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (ii) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by the Distributor,
(iii) through accounts established by securities dealers, banks or other financial institutions approved by the Distributor that utilize the National Securities Clearing Corporation's networking system, or (iv) acquired through the reinvestment of dividends or distributions. The redemption fee may be waived, modified or terminated at any time.

      CHECKWRITING PRIVILEGE. The Fund provides redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

      You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

      Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

      This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

      WIRE REDEMPTION PRIVILEGE. By using this Privilege, you authorize the Transfer Agent to act on telephone or letter redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

      To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

      DREYFUS TELETRANSFER PRIVILEGE. You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Fund or bank accounts may redeem through the DREYFUS TELETRANSFER Privilege for transfer to their bank account not more than $500,000 within any 30-day period. You should be aware that if you have selected the Dreyfus TELETRANSFER Privilege, any request for a wire redemption will be effected as a Dreyfus TELETRANSFER transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy SHARES--DREYFUS TELETRANSFER Privilege."

      REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

      STOCK CERTIFICATES; SIGNATURES. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor, and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call the telephone number listed on the cover.

      REDEMPTION COMMITMENT. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

      SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                              SHAREHOLDER SERVICES

      FUND EXCHANGES. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager or shares of certain funds advised by Founders Asset Management LLC ("Founders"), an affiliate of the Manager, to the extent such shares are offered for sale in your state of residence. The Fund will deduct a redemption fee equal to 0.10% of the net asset value of Fund shares exchanged where the exchange is made less than 30 days after the issuance of such shares. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

          A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

      To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

     To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over the Dreyfus Express(sm) voice response telephone system) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

      DREYFUS AUTO-EXCHANGE PRIVILEGE. Dreyfus Auto-Exchange Privilege permits you to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

      Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      DREYFUS-AUTOMATIC ASSET BUILDER(R). DREYFUS-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

      DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.

      DREYFUS PAYROLL SAVINGS PLAN. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

      DREYFUS STEP PROGRAM. Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through DREYFUS-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your PARTICIPATION IN DREYFUS-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.

      DREYFUS DIVIDEND OPTIONS. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

          A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds offered without a sales load.

          B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads) the difference will be deducted.

          D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

      AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


                        DETERMINATION OF NET ASSET VALUE

      VALUATION OF PORTFOLIO SECURITIES. The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments (which constitute a majority of the portfolio securities) is carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. These procedures need not be used to determine the value of securities held by the Fund if, in the opinion of a committee appointed by the Fund's Board, some other method would more accurately reflect the fair value of such securities. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued daily and are taken into account for the purpose of determining the net asset value of Fund shares.

     NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      Management believes that the Fund has qualified as a "regulated investment company" under the Code for the fiscal year ended September 30, 2001. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

      The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business. Fund shares begin earning income dividends on the day following the date of purchase. Dividends usually are paid on the last business day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

      If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

      If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, then the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

      If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from California personal income tax, and if the Fund qualifies as a management company under the California Revenue and Taxation Code, the Fund will be qualified to pay dividends to its shareholders that are exempt from California personal income tax (but not from California franchise tax) ("California exempt-interest dividends"). However, the total amount of California exempt-interest dividends paid by the Fund to a non-corporate shareholder with respect to any taxable year cannot exceed such shareholder's pro rata share of interest received by the fund during such year that is exempt from California taxation less any expenses and expenditures deemed to have been paid from such interest.

      For shareholders subject to the California personal income tax, exempt-interest dividends derived from California Municipal Bonds will not be subject to the California personal income tax. Distributions from net realized short-term capital gains to California resident shareholders will be subject to the California personal income tax as ordinary income. Distributions from net realized long-term capital gains may constitute long-term capital gains for individual California resident shareholders. Unlike under Federal tax law, the Fund's shareholders will not be subject to California personal income tax, or receive a credit for California taxes paid by the Fund, on undistributed capital gains. In addition, California tax law does not consider any portion of the exempt-interest dividends paid an item of tax preference for the purposes of computing the California alternative minimum tax.

      Any dividend or distribution paid shortly after an investor's purchase of Fund shares may have the effect of reducing the aggregate net asset value of the shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated under "Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder holds Fund shares for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend.

      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains or losses. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

      Gain or loss, if any, realized by the Fund from certain financial futures and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized as described above.

      Offsetting positions held by the Fund involving certain financial futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may take one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

      If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

      Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations, such as zero coupon, pay-in-kind or step-up securities, could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                             PORTFOLIO TRANSACTIONS

      Portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

      Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Fund or other funds advised by the Manager or its affiliates.

      Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Manager's opinion that the receipt and study of such services should not reduce the expenses of its research department.


                             PERFORMANCE INFORMATION

      The Fund's current yield for the 30-day period ended September 30, 2001 was 4.35%. Current yield is computed pursuant to a formula which operates as follows: the amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends and distributions, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

      Based upon a combined 2001 Federal and State of California effective tax rate of 44.76%, the Fund's tax equivalent yield for the 30-day period ended September 30, 2001 was 7.87%. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.

      The tax equivalent yield quoted above represents the application of the highest Federal and State of California marginal personal tax rates presently in effect. For Federal personal income tax purposes, a 39.60% tax rate has been used. For California personal income tax purposes, a 9.30% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

      The Fund's average annual total return for the 1, 5 and 10 year periods ended September 30, 2001 was 9.43%, 5.88% and 6.59%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

      The Fund's total return for the period October 10, 1989 (commencement of operations) through September 30, 2001 was 125.07%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

      From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of the Fund's past or future performance.

      Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications. From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, actual or proposed tax legislation, or to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, advertising materials for the Fund also may refer to Morningstar ratings and related analyses supporting such ratings.

      From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.

      From time to time, advertising materials may refer to studies performed by the Manager Corporation or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study (1996 &
1997)" or such other studies.


                           INFORMATION ABOUT THE FUND

      Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

      During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

      The Fund sends annual and semi-annual financial statements to all its shareholders.


                        COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

      Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Fund.


(PAGE)



                                   APPENDIX A

              RISK FACTORS--INVESTING IN CALIFORNIA MUNICIPAL BONDS

         The following information is a summary of special factors affecting investments in California Municipal Bonds. It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

RECENT DEVELOPMENTS REGARDING STATE FINANCES

         The tragic events of September 11, 2001 have resulted in increased uncertainty regarding the economic and revenue outlook for the State. Past experience suggests that shocks to American society of far lesser severity have resulted in a temporary loss in consumer and business confidence and a reduction in the rate of economic growth. Information released by the State in November 2001 indicated that the State's economy had been slowing prior to September 11, particularly in the high technology sector centered in the Silicon Valley and in the construction sector. The State's economy showed further weakness after that date, and the prospects of a prompt recovery were dimmed as a result of the attacks. Earlier projections were that the State's economy would start to rebound beginning in early 2002, but it now appears likely there will be continued weakness until at least the first half of 2002. Nevertheless, the State reported that the California economy continued to outperform the nation as a whole.

         The showdown in the California economy, combined with weakness in the stock market, has resulted in a dramatic decline in General Fund revenues compared to the estimates made at the time of the enactment of the 2001-02 Fiscal Year Budget Act (the "2001 Budget Act"). The Department of Finance has reported that, based on preliminary estimates, General Fund revenues measured on a budgetary basis (including accruals) were $614 million below projections for May and June 2001. For the first four months of the 2001-02 Fiscal Year (July--October), agency cash receipts (excluding accruals) were $827 million below projections. Personal income tax receipts represent $698 million of the current fiscal year shortfall, reflecting weakness in both withholding and estimated tax payments, which include payments relating to capital gains and stock option activity. In addition to reduced revenues, after enactment of the 2001 Budget Act, the Legislature enacted and the Governor signed into law several additional spending bills or tax cuts with an estimated $95 million impact on the General Fund in 2001-02.

         In October 2001, in response to the weak revenue results, the Governor announced a hiring freeze for most State positions and directed State agencies to make cuts in operating expenses totaling at least $150 million in 2001-02 expenditures. The Governor also asked agencies to prepare for cuts of up to 15% in expenditures in the 2002-03 fiscal year budget. The Governor stated that he had excluded from spending cuts expenditures which could provide short-term stimulus to the State economy.

         On November 14, 2001 a report was released containing budget estimates for the period 2001-02 through 2006-07. Included in this report was an estimate that, due to the economic slowdown and a projected severe drop in capital gains and stock option activity, General Fund revenues for the 2001-02 fiscal year would be approximately $68.3 billion, or about $6.8 billion lower than the estimate made for the 2002 Fiscal Year Budget Act. Both the Department of Finance and the Governor predict that a sharp drop in the revenues will be reflected in pending proposed budgets.

RECENT DEVELOPMENTS REGARDING ENERGY

         DEVELOPMENT OF THE POWER SUPPLY PROGRAM. In mid-2000, wholesale electricity prices in California began to rise, swiftly and dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities at the time were frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the investor-owned utilities and their ability to purchase electricity.

         In January 2001, the Governor of California determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and proclaimed a state of emergency to exist in California under the California Emergency Services Act. The Governor directed the Department of Water Resources of the State ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). Following the Governor's proclamation under the California Emergency Services Act, the Power Supply Program was further authorized by the enactment of legislation (the "Power Supply Act") and the adoption of related orders by the California Public Utilities Commission ("CPUC").

         DWR began selling electricity to approximately 10 million retail end-use customers in California ("Customers") in January 2001. Customers are also served by three investor-owned utilities (the "Utilities"). DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to Customers through the transmission and distribution systems of the Utilities and payments from Customers are collected for DWR by the Utilities pursuant to servicing arrangements ordered by the CPUC.

         FINANCING THE POWER SUPPLY PROGRAM. Between January 17, 2001 and October 31, 2001, DWR committed to spend approximately $11.5 billion under the Power Supply Program. The Power Supply Program has been financed by: (i) unsecured, interest-bearing loans from the General Fund of the State ("State loans") aggregating approximately $6.1 billion; (ii) net proceeds from secured loans from banks and other financial institutions aggregating approximately $4.1 billion ("Interim loans"); and (iii) DWR revenues from power sales to Customers aggregating approximately $2.7 billion through October 31, 2001. As of October 31, 2001, approximately $1.4 billion of proceeds from the Interim loans had not been contractually encumbered and was available for future Power Supply Program commitments. In addition, DWR expects to continue to receive revenues from power sales to Customers which will also be available for future Power Supply Program commitments. DWR projects that its funds on hand and projected revenues appear to be sufficient to finance the Power Supply Program on an ongoing basis. Principal and interest on the Interim loans are payable solely from revenues from power sales and other funds of the Power Supply Program after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. The Interim loans are not a general obligation of the State and are not repayable from or secured by the General Fund. The Interim loans were arranged in contemplation of the proposed sale of up to $13.4 billion in DWR revenue bonds. Completion of the DWR bond sales under the Power Supply Act has been delayed by a number of factors, including potential legal challenges and has moved the earliest potential bond sale date to sometime in 2002.

         The State expects to maintain adequate cash reserves to fund its normal operations during the 2001-02 fiscal year whether or not DWR repays the State loans during the fiscal year.

         POWER SUPPLY PROGRAM AFTER 2002. DWR's Power Supply Program is designed to cover the shortfall between the amount of electricity required by Customers and the amount of electricity furnished to Customers by the Utilities (the "net short") until December 31, 2002. Thereafter and until the DWR revenue bonds are retired, DWR will sell to Customers the electricity purchased under DWR's long-term contracts. The State and the CPUC are developing plans to have the Utilities purchase the balance of any net short after DWR is no longer authorized to do so. Alternatively, it is possible that the Power Supply Program will be extended by legislation or that another State agency will be authorized to develop a successor program.

         LITIGATION. A number of lawsuits have been filed concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for electricity and natural gas purchases made by the Utilities and the California Independent System Operator (the "ISO"); continuing contractual obligations of certain small power generations; and antitrust and fraud claims against various parties. These cases may have an impact on the price or supply of energy in California. See "Litigation" below for a discussion of certain of these lawsuits.

         PROSPECTS. Since January 2001, the Governor and Legislature have implemented a number of steps through new laws and Executive Orders to respond to the energy problems in the State. These steps include expediting power plant construction and other means of increasing electricity supplies, implementing vigorous energy conservation programs, and entering into long-term power supply and natural gas supply contracts to reduce reliance on spot markets. The State believes the combination of these steps, along with moderate temperatures, allowed the State to avoid any electricity interruptions during the peak summer energy demand season.

         While the State expects that over time the measures described above, coupled with conservation, load management and improved energy efficiency, will continue to enable the State to avoid disruptions of the supply of electricity to the public, and will maintain lower wholesale power prices and ultimately promote the financial recovery of the Utilities, the situation continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be future disruptions in power supplies or related developments which could adversely affect the State's economy, and which could in turn affect State revenues, or the health and comfort of its citizens.

STATE INDEBTEDNESS

         CAPITAL FACILITIES FINANCING. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies.

         GENERAL OBLIGATION BONDS. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

         As of September 1, 2001, the State had outstanding $23,215,938,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $10,937,499,000 of long-term general obligation bonds. As of September 1, 2001, the Finance Committees had authorized the issuance of up to $4,144,034,000 of commercial paper notes; as of that date $763,945,000 aggregate principal amount of general obligation commercial paper notes was outstanding.

         LEASE-PURCHASE DEBT. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. The State had $6,332,099,641 General Fund-supported lease-purchase debt outstanding at September 1, 2001. The State Public Works Board, which is authorized to sell lease revenue bonds, had $2,955,937,000 authorized and unissued as of September 1, 2001.

         NON-RECOURSE DEBT. Certain State agencies and authorities issue revenue bonds for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue bonds (excluding lease-purchase debt). State agencies and authorities had $29,034,926,224 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2001.

STATE FINANCES

         THE BUDGET PROCESS. The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

         The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

         Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

         Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations. See "Litigation" below.

         Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

         THE GENERAL FUND. The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

         THE SPECIAL FUND FOR ECONOMIC UNCERTAINTIES. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller to the General Fund as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

         INTER-FUND BORROWINGS. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 2000, the General Fund had no outstanding loans from the SFEU, General Fund special accounts or other special funds. As of August 22, 2001, the Department of Finance estimated that the General Fund would borrow $1.503 billion from SFEU for fiscal 2002.

         INVESTMENT OF FUNDS. Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account (the "PMIA"). As of September 30, 2001, the PMIA held approximately $30.62 billion of State moneys and $18.28 billion of moneys invested for about 2,984 local governmental entities.

         PENSION TRUSTS. The three principal retirement systems in which the State participates are the California Public Employees' Retirement System, the California State Teachers' Retirement System and the University of California Retirement System. The actuarial value of assets exceeded the actuarial accrued liability of the three largest defined benefit retirement plans contained in the retirement systems as of June 30, 2000, and the net pension obligation of the State as of June 30, 2000 was reported as zero for each of the three plans. Accordingly, at present State contributions to the three plans consist only of current contributions calculated as a percentage of employee compensation, although there is no assurance that this situation will continue.

         WELFARE REFORM. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "Law") has fundamentally reformed the nation's welfare system. The Law includes provisions to: (1) convert Aid to Families with Dependent Children ("AFDC") from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (2) deny certain federal welfare and public benefits to legal noncitizens (this provision has been amended by subsequent federal law), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (3) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through federal fiscal year 2002.

         California's response to the federal welfare reforms is the California Work Opportunity and Responsibility to Kids ("CalWORKs"), which replaced the former AFDC and Greater Avenues to Independence programs effective January 1, 1998. Consistent with federal law, CalWORKs contains time limits on receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. State of the new CalWORKs program is largely at the county level, and counties are given financial incentives for success in this program.

         Welfare caseloads have continued to decline with the implementation of the CalWORKs program. The 2001-02 CalWORKs caseload is projected to be 512,000, down from 528,000 cases in 2000-01 and a high of 921,000 cases in 1994-95.

         The 2000-01 CalWORKs budget reflects California's success in meeting the federally-mandated work participation requirements for federal fiscal years 1997, 1998 and 1999. With that goal being met, the federally-imposed maintenance-of-effort ("MOE") level for California is reduced from 80% of the federal fiscal year 1994 baseline expenditures for the former AFDC program ($2.9 billion) to 75% ($2.7 billion).

         In 2001-02 California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county MOE requirement. The 2001 Budget Act includes total CalWORKs-related expenditures of $7.3 billion for 2001-02, including child care transfer amounts for the Department of Education and the general TANF Block Grant reserve.

         LOCAL GOVERNMENTS. The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,800,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are about 476 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

         In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

         The 2001 Budget Act and related legislation provided significant assistance to local governments, including $537 million for various local public safety programs, including the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement, sheriffs' departments for jail construction and operations, and district attorneys for prosecution. For 2001-02, the State proposes to reduce funding for local law enforcement technology grants but to provide $232.6 million for the COPS and county juvenile justice crime prevention programs. This is intended to provide for a continuum of response to juvenile crime and delinquency and a swift, certain, and graduated response to juvenile offenders. The Budget also provides $154 million for deferred maintenance of local streets and roads, $60 million in assistance for housing, $209 million for mental health and social services and $34 million for environmental protection. In addition, legislation was enacted in 1999 to provide annual relief to cities based on 1997-98 costs of jail booking and processing fees paid to counties. For 2001-02, cities will receive approximately $38 million in booking fees.

         Historically, funding for the State's trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced by $415 million and cities are retaining $68 million in fine and penalty revenue previously remitted to the State. In the 2001-02 fiscal year, the State's trial court system will receive approximately $1.7 billion in State resources and $475 million in resources from the counties.

         The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform" above). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

         STATE APPROPRIATIONS LIMIT. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

         Constitutionally the State is prohibited from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

         There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, most State subventions to local governments, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may be exceeded in cases of emergency.

         The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth and change in attendance at K-14 districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

         The Legislature has enacted legislation to implement and set forth the methods for determining the Appropriations Limit. State law requires an estimate of the Appropriations Limit to be included in the Governor's Budget and thereafter to be subject to the budget process and established in the Budget Act.

         The following table shows the Appropriations Limit for 1997-98 through 2001-02. Because of the extraordinary surge of revenues in 1999-00, the State exceeded its Appropriations Limit by $975 million in that year. As of the enactment of the 2001 Budget Act, the Department of Finance projects the Appropriations Subject to Limit to be $2.089 billion and $9.819 billion under the Appropriations limit in fiscal years 2000-01 and 2001-02, respectively. Since the excess revenues are calculated over a two-year period, there are no excess revenues for the combined 1999-00 and 2000-01 fiscal years.

                           State Appropriations Limit

                                   (Millions)

                                                                          Fiscal Years

                                               1997-98        1998-99     1999-00        2000-01       2001-02

State Appropriations Limit                     $44,778        $47,573     $50,673        $54,073       $59,318*
Appropriations Subject to Limit                (40,743)       (43,777)    (51,648)       (51,984)*     (49,499)*
Amount (Over)/Under Limit                       $4,035        $3,796        $(975)       $2,089*       $9,819*

------------------
*   Estimated/Projected.

SOURCE:  State of California, Department of Finance.

         PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools the greater of (1) in general, a fixed percent of General Fund revenues ("Test 1"), (2) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living and enrollment ("Test 2"), or (3) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 fiscal year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3% of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35% to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

         Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools. See "State Finances--State Appropriations Limit" above.

         During the recession in the early 1990s, General Fund revenues for several years were less than originally projected so that the original Proposition 98 appropriations were higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. As a result, per-pupil funding from Proposition 98 sources remained approximately $4,200 between fiscal years 1991-92 and 1993-94.

         IN 1992, A LAWSUIT TITLED CALIFORNIA TEACHERS' ASSOCIATION V. GOULD was filed, challenging the validity of these off-budget loans. A settlement of the lawsuit in 1996 requires both the State and K-14 schools share in the repayment of $1.76 billion prior years' emergency loans to schools. The State is repaying $935 million by forgiveness, while schools will repay $825 million. The State's share of the repayment is reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

         Substantially increased General Fund revenues in the fiscal years 1994-95 through 2000-01 have resulted in significant increases in the level of Proposition 98 appropriations budgeted for those years. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by more than 58% since 1991-92, to an estimated $6,678 per pupil in 2000-01. Since the release of the Governor's Budget in January 2001, the projected level of revenue available to the State for fiscal year 2001-02 has declined precipitously. The revenue projection for 2001-02 indicates a decline of approximately $4.3 billion.

         TOBACCO LITIGATION. In 1998, the State signed a settlement agreement with the four major cigarette manufacturers, and under the settlement half of the money will be paid to the State and half to local governments. During fiscal year 2000-01, the General Fund received $383 million in settlement payments. The Budget forecasts payments to the State totaling $474 billion in 2001-02.

PRIOR FISCAL YEARS' FINANCIAL RESULTS

         Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96 due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

         The economy grew strongly during the fiscal years beginning in 1995-96 and, as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99 and $8.2 billion in 1999-00) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local government and infrastructure expenditure.

         The extraordinary fiscal resources available in 2000-2001 allowed the State to provide significantly increased funding for K-12 schools, higher education and heath and human services. A total of about $1.5 billion was enacted as part of the budget process. The Department of Finance estimated in the 2001 Budget Act that the June 30, 2001 SFEU balance, the budget reserve would be approximately $6.3 billion, a substantial increase over the 2000 Budget Act estimate of $1.78 billion.

CURRENT STATE BUDGETS

         The discussion below of the fiscal year 2001-02 budget is based on the State's estimates and projections of revenues and expenditures and must not be construed as statements of fact. These estimates and projections are based upon various assumptions in the 2001 Budget Act which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

         FISCAL YEAR 2001-02 BUDGET. The 2001-02 Budget Act was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.1 million advanced by the General Fund to DWR for power purchases will be repaid with interest.

         The 2001 Budget Act also included Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program. An updated estimate of fiscal year 2001-02 revenues and expenditures will be included in the Governor's 2002-03 Budget.

         Some of the major features of the 2001 Budget Act were the following:

1. Proposition 98 per pupil spending was increased by 4.9% to $7,002. Total General Fund spending of $32.4 billion for K-12 education fully funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs, energy cost assistance, and high-tech high schools.

2. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Additional funding was also provided for 3% student growth at community colleges.

3. Health, welfare and social services generally were fully funded for anticipated caseload growth. The 2001 Budget Act adopted a proposal to utilize $402 million of tobacco litigation settlement payments to fund certain health programs.

4. In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment. As noted above, the Legislature modified the law permitting a 0.25% cut in the state sales tax rate if the General Fund reserve exceeds 3% of revenues in the current fiscal year. This change was not expected to impact the 2001-02 fiscal year.

5. The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-01 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-04 to 2007-08 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-02 and 2002-03 fiscal years. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes.

6. The 2001 Budget act provided significant assistance to local governments including $232.6 million for the COPS and county juvenile justice crime prevention programs, $209 million for mental health and social services, $154 million for street and road maintenance, $124 million for various public safety programs and $34 million for environmental protection.

         In the 2001 Budget Act signed on July 26, 2001, the Department of Finance projected that the California economy will continue to grow, but at a more moderate pace. U.S. economic growth was slower than expected in recent months, and the national slowdown began to affect California. Stock prices - especially in the high-technology sector - were lower than projected in January. Additionally, while the energy crisis had not yet directly affected the national or California economy, rising wholesale energy costs were expected to have a ripple effect throughout the western United States. Reflecting these developments, forecasts of most economic indicators were revised down from the 2001-02 Governor's Budget as released in January 2001.

         The California economy avoided the national slowdown during the second half of 2000, entering 2001 with very strong momentum. The State accounted for more than two-thirds of all new jobs created in the nation on an April 2000-to-April 2001 comparison. Of particular note, manufacturing employment, down by 553,000 nationwide over the past year, actually posted a 12,000-job gain in California on an April-to-April comparison.

         Much of the extraordinary income growth in 2000 reflected a surge in stock option incomes--counted in wages and salaries--reflecting the "bubble" in the technology-heavy NASDQ index that more than doubled in value between mid-October 1999 and early March 2000. Of the $81 billion increase in wages and salaries last year, the Department of Finance estimated that $34 billion or 42% was attributable to the increase in the value of stock options exercised.

         As a result of the collapse of this bubble, the projected slowdown in personal income growth--from a 16 year high of 11.5% in 2000, to only 2% in 2001--was far greater than warranted by the moderation in job gains from 3.8% last year to 2.3% in 2001. With the NASDQ having given up nearly 60% from the March 5, 2000 peak as of July 2001, it seems virtually certain that option-generated incomes will fall from last year's elevated levels. Forecasting this increasingly important but extremely volatile element of income involves assumptions both about stock prices over the remainder of 2001 and about the behavior of option holders.

ECONOMY AND POPULATION

         INTRODUCTION. California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since 1994, California's economy has been performing strongly after suffering a deep recession between 1990 and 1993.

         Fuel and other energy prices have risen sharply in recent months. The State Department of Finance notes that the State and national economies are much more energy-efficient than during the energy crises of the 1970s and early 1980s and that, adjusted for inflation, motor fuel prices are still 20% below the 1981 level.

         POPULATION AND LABOR FORCE. The State's July 1, 2000 population of over 34 million represented over 12% of the total United States population.

         California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97% resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the 5-county Los Angeles area accounted for 48% of the State's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 21%, with a population of over 7.0 million.


         The following table shows California's population data for 1994 through 2000.

                               Population 1994-00

                                                                                                     California
                 California         % Increase Over       United States        % Increase Over      as % of United
   YEAR         POPULATION *        PRECEDING YEAR         POPULATION *        PRECEDING YEAR           STATES
   ----         ------------                  ----         ------------        --------------           ------

   1994          32,155,000               0.5%             260,327,000               1.0%                12.4%
   1995          32,291,000               0.4              262,803,000               1.0                 12.3
   1996          32,501,000               0.7              265,229,000               0.9                 12.3
   1997          32,985,000               1.5              267,784,000               1.0                 12.3
   1998          33,387,000               1.2              270,248,000               0.9                 12.4
   1999          33,934,000               1.6              272,691,000               0.9                 12.4
   2000          34,480,000               1.6              275,130,000               0.9                 12.5


*   Population as of July 1.


SOURCE:  U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of
Finance.


         The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1993 to 2000.

                               Labor Force 1993-00
                              LABOR FORCE TRENDS (THOUSANDS)                       UNEMPLOYMENT RATE (%)

        YEAR                LABOR FORCE              EMPLOYMENT              CALIFORNIA            UNITED STATES
        ----                -----------              ----------              ----------            -------------

        1993                  15,360                   13,918                   9.4%                    6.9%
        1994                  15,450                   14,122                   8.6                     6.1
        1995                  15,412                   14,203                   7.8                     5.6
        1996                  15,512                   14,392                   7.2                     5.4
        1997                  15,947                   14,943                   6.3                     4.9
        1998                  16,337                   15,368                   5.9                     4.5
        1999                  16,597                   15,732                   5.2                     4.2
        2000                  17,091                   16,246                   4.9                     4.0

SOURCE:  State of California, Employment Development Department.




LITIGATION

         The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

         ON JUNE 24, 1998, PLAINTIFFS IN HOWARD JARVIS TAXPAYERS ASSOCIATION ET AL. V. KATHLEEN CONNELL filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a State budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. In July 1998, the Court of Appeal granted a request to stay the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal, and the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal. Briefs have been submitted; no date has yet been set for oral argument.

         In January 1997, California experienced major flooding with preliminary estimates of property damage of APPROXIMATELY $1.6 TO $2.0 BILLION. IN MCMAHON
V. STATE, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January of 2000. The Trial is set for July 2002.

         THE STATE IS INVOLVED IN A LAWSUIT RELATED TO CONTAMINATION AT THE STRINGFELLOW TOXIC WASTE SITE. IN UNITED STATES, CALIFORNIA V. J.B. STRINGFELLOW, JR., ET AL., the State is seeking recovery for past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 million to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State's insurance carriers. The State has filed a suit against certain of these carriers. The trial on the recovery action is not expected to begin until 2002.

         THE STATE IS A DEFENDANT IN PATERNO V. STATE OF CALIFORNIA, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the Court of Appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiff's petition for review. After a four-month trial, the court ruled that plaintiffs take nothing from defendants.

         IN COUNTY OF SAN BERNARDINO V. STATE DEPARTMENT OF HEALTH SERVICES AND BARLOW RESPIRATORY HOSPITAL V. STATE DEPARTMENT OF HEALTH SERVICES, which are being tried together in state court, plaintiffs seek mandamus relief requiring the STATE TO RETROACTIVELY INCREASE OUT-PATIENT MEDI-CAL REIMBURSEMENT RATES. PLAINTIFFS IN ORTHOPEDIC HOSPITAL V. BELSHE, a federal court action, seek the same relief on a prospective basis. Plaintiffs in the state court action have estimated that the retroactive damages could exceed $500 million. Should prospective relief be granted, the State's costs could increase by MORE THAN $100 MILLION PER YEAR IN FUTURE YEARS. THE TRIAL IN THE COUNTY OF SAN BERNARDINO AND BARLOW cases is scheduled to have three phases: law, fact and remedy phases. The state court litigation has been stayed pending settlement negotiations which have resulted in settlement of all three cases for $350 million in retroactive payments and a 30% increase in reimbursement rates beginning July 1, 2001, with a 3.33% increase in each of the following three years. However, this settlement is subject to approval by the United States Department of Health and Human Services, Health Care Financing Administration, State and authorization of federal financial participation.

         THE STATE IS INVOLVED IN THREE REFUND ACTIONS, CALIFORNIA ASSN. OF RETAIL TOBACCONISTS (CART), ET AL. V. BOARD OF EQUALIZATION, ET AL., CIGARETTES CHEAPER!, ET AL. V. BOARD OF EQUALIZATION, ET AL. AND MELANE/SUNEAST, ET AL V. BOARD OF EQUALIZATION, ET AL., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish THE CHILDREN AND FAMILIES COMMISSION AND LOCAL COUNTY COMMISSIONS AND TO FUND EARLY CHILDHOOD DEVELOPMENT PROGRAMS. CART and CIGARETTES CHEAPER! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. McLane/Suneast challenges only the "double tax" aspect of Proposition 10. Trial of these three consolidated cases commenced on September 15, 2000. A final statement of decision issued on December 7, 2000, and judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The McLane/Suneast and U.S. Tobacco plaintiffs timely appealed all "double tax" issues, and the CART plaintiffs and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Due to the facial challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.

         IN FORCES ACTION PROJECT ET AL. V. STATE OF CALIFORNIA ET AL., various smokers rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs' claims against the State and its OFFICIALS ARE BARRED BY THE 11TH Amendment. On August 15, 2001, the 9th Circuit Court of Appeals affirmed the district court's dismissal of plaintiffs' claims but remanded the case to the district court to rule on whether plaintiffs should be allowed to amend their complaint to make a claim for injunctive relief under the federal antitrust laws. Plaintiffs have filed a motion to amend their complaint. The motion was heard on December 18, 2001.

         ARNETT V. CALIFORNIA PUBLIC EMPLOYEES RETIREMENT SYSTEM, ET AL. was filed by seven former employees of the State of California and local agencies seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement ("IDR") benefits. Plaintiffs contend that the formula which determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967 ("ADEA"). Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. CalPERS has estimated the liability to the State as approximately $315.5 million were the plaintiffs to prevail. The District Court dismissed the complaint for failure to state a claim. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the District Court's dismissal of the complaint. The State sought further review in the United States Supreme Court. On January 11, 2000, the United States SUPREME COURT IN KIMEL V. FLORIDA BOARD OF REGENTS held that Congress did not abrogate the sovereign immunity of the states when it enacted the ADEA. Thereafter, on January 18, 2000, the Supreme Court granted the petition for writ of certiorari in ARNETT, vacated the judgment of the Ninth Circuit, and remanded the case to the Ninth Circuit for further proceedings CONSISTENT WITH KIMEL. In turn, the Ninth Circuit remanded the case to the District Court. Thereafter, the Equal Employment Opportunity Commission intervened in this action. In December 2000, the State filed a motion for summary judgment based on sovereign immunity and constitutional grounds. The parties are engaged in settlement discussions. No trial date is set.

         On March 30, 2000, a group of students, parents, and community based organizations representing school children in the Los Angeles Unified School District ("LAUSD") brought a law suit against the State Allocation Board ("SAB"), the State OFFICE OF PUBLIC SCHOOL CONSTRUCTION ("OPSC") AND A NUMBER OF STATE OFFICIALS (GODINEZ, ET AL. V. DAVIS, ET AL.) in the Superior Court in the County of Los Angeles. The lawsuit principally alleges SAB and OPSC have unconstitutionally and improperly allocated funds to local school districts for new public school construction as authorized by the Class Size Reduction Kindergarten-University Public Education Facilities Bond Act (hereafter referred to as "Proposition 1A"). Plaintiffs seek only prospective relief, alleging that the current SAB method of allocating new construction funds is neither reasonable nor fair to large, urban school districts. The Plaintiffs allege that funds are not being allocated on a priority of greatest need basis. On December 13, 2000, the parties reached an agreement under which plaintiffs and intervenors agree that the regulations adopted by the SAB at its meeting of that date adequately address the needs of LAUSD. Assuming no future substantive changes in the regulations, the lawsuit will not go forward and will eventually be dismissed. On or about December 8, 2000, a related lawsuit was filed in Sacramento County Superior Court by the Coalition for Adequate School Housing ("CASH"). CASH seeks a writ of mandate against the SAB to prevent the distribution of new school construction funds according to the newly adopted regulations. CASH seeks distribution of the new school construction funds on a first come, first served basis. The SAB has filed an answer. The CASH petition was denied on September 25, 2001 and the court ordered the action dismissed in its entirety. The Attorney General is of the opinion that neither the Godinez nor the CASH lawsuit affects the validity of any State bonds, nor the authority of the State to issue bonds under the current authorization granted by the finance committees.

         IN CHARLES DAVIS V. CALIFORNIA HEALTH AND HUMAN SERVICES AGENCY, the plaintiff has brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at San Francisco run 1,200 bed skilled nursing facility (Laguna Honda) who require long term care should be assessed as to whether they can be treated at home or in a community-based facilities, and then provided appropriate care. The State has filed an answer. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiff prevail, the State's liability could exceed $400 million. The State is vigorously defending this action.

         IN STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON, ET AL., the plaintiffs have brought a class action in Federal District Court for the Northern District of California seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act because they result in unnecessary institutionalization of developmentally disabled persons. The State has filed a responsive pleading and is vigorously contesting this case. At this early state in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiffs prevail, the State's liability could exceed $400 million.

         LITIGATION RELATING TO ENERGY MATTERS. The California Power Exchange (the "Power Exchange") has filed a claim with the State Victim Compensation and Government Claims Board (the "Board") seeking compensation from the State as a result of the commandeering by the Governor under Executive Orders of certain block forward power purchase contracts from two of the Utilities in February 2001. The claim asserts the value of the PG&E contracts to be approximately $380.2 million. The State disputes the amount of this claim. In addition, one of the Utilities has filed claims with the Board seeking unspecified amounts of compensation in the form of damages resulting from the commandeering of the block forward contracts. The other Utility has agreed to withdraw its claim against the State, upon finalization of a settlement. Both The Utility with the pending claim and the Power Exchange have filed for protection under Chapter 11 of the federal Bankruptcy Code.

         As of August 17, 2001, the Board had received approximately 30 additional claims from power producers and generators each of which is claiming an interest in the commandeered block forward contracts. The Power Exchange amended its original March 16, 2001 claim to include claims on behalf of all market participants for whose benefit the Power Exchange claimed the right to liquidate the commandeered block forward contracts referred to in its original claim. The administrative law judge selected by the Board to try the matter has found that the Power Exchange has identified and is representing all parties properly before the Board. The Board has scheduled argument on the value of the block forward contracts for February 27, 2002. However, the Power Exchange, the Utility and several power generators have objected to the Board proceedings, claiming THAT THE BOARD NO LONGER HAS JURISDICTION OVER THE PARTIES BECAUSE, INTER ALIA, the State waived its administrative remedies by filing a declaratory relief action in superior court. They have stated their intent to challenge the jurisdiction of the Board in the coordinate case which includes the State's declaratory relief action and three inverse condemnation actions.

(See discussion below.)

         In addition to the administrative action before the Board, the State was served with three inverse condemnation COMPLAINTS ARISING FROM THE GOVERNOR'S COMMANDEERING OF THE BLOCK FORWARD CONTRACTS. PACIFIC GAS AND ELECTRIC COMPANY V. THE STATE OF CALIFORNIA WAS FILED IN SAN FRANCISCO COUNTY SUPERIOR COURT ON JULY 16, 2001. CALIFORNIA POWER EXCHANGE CORPORATION V. STATE OF CALIFORNIA AND RELIANT ENERGY SERVICES, INC. V. THE STATE OF CALIFORNIA were filed in Los Angeles County Superior Court on July 20, 2001. Each plaintiff seeks unspecified amount as just compensation and related damages for the alleged taking of their respective competing claims to the block forward contracts resulting from the Governor's commandeering. The State has filed demurrers to the complaints in each of the actions.

         The People of the State of California, acting by and through DWR, have also filed a declaratory relief action in SACRAMENTO SUPERIOR COURT (PEOPLE OF THE STATE OF CALIFORNIA V. ACN ENERGY INC., ET AL. (No 01A505497)) seeking a declaration regarding the extent of the State's liability, if any, for damages or compensation arising from the Governor's commandeering of the block forward contracts and a declaration that any entity that has not filed a claim with the Board is barred from claiming damages in any other action. Defend Duke Energy has filed a Notice of Removal to federal district court. DWR has petitioned for removal to stat court.

         In September 2001, the State filed motions for relief from automatic stay in the Power Exchange and the Utility bankruptcies. On October 1, 2001, Official Committee of Participant Creditors of the State, the Power Exchange, Utility, and Reliant stipulated, among other things, to orders in the bankruptcy actions granting relief from the automatic stay to the extent necessary to permit the prosecution and defense to final judgment of any actions or claims as to whether, how much, and to whom the State may be adjudged to pay, if anything, for the actions taken pursuant to the Executive Orders, including specifically the three inverse condemnation actions and the declaratory relief action. The parties to the stipulation also agreed to coordination of the State's declaratory relief action and the three inverse condemnation actions in a single coordinated case. On October 12, 2001, the coordination motion judge determined that coordination was appropriate and designated Sacramento County Superior Court for assignment to a coordination trial judge.



(PAGE)


                                   APPENDIX B

                                Rating Categories

      Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch IBCA, Duff & Phelps ("Fitch"):

S&P

LONG-TERM

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3

Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated B are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

Debt rated 'D' is payment default. The 'D' rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.


(PAGE)


MOODY'S

LONG-TERM

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A

Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

ISSUERS RATED PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

ISSUERS RATED PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

ISSUERS RATED PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. SHORT-TERM

Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH

LONG-TERM INVESTMENT GRADE

AAA

HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

LONG-TERM SPECULATIVE GRADE

BB

SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D

DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.


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SHORT-TERM

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

FAIR CREDIT QUALITY. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

SPECULATIVE. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

DEFAULT.  Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'